UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 10, 2005

BEAR STEARNS ASSET BACKED SECURITIES I INC.

(Exact name of registrant as specified in its charter)

Delaware	333-125422	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 10, 2005, EMC Mortgage Corporation transferred to Wells Fargo Bank, N.A. the servicing rights with respect to substantially all of the mortgage loans serviced by EMC Mortgage Corporation backing the Bear Stearns Asset Backed Securities I Trust 2005-AC3 Asset-Backed Certificates, Series 2005-AC3 pursuant to a Bulk Servicing Rights Purchase and Sale Agreement dated as of August 1, 2005, between EMC Mortgage Corporation as seller and Wells Fargo Bank, N.A. as purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I INC.

By:	/s/ Joseph T. Jurkowski, Jr.
Name:	Joseph T. Jurkowski, Jr.
Title:	Vice President

Dated: August 15, 2005